J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.31

JPM Loan ID	Seller Loan ID	Loan Status	Final Overall Event Level	Final Credit Event Level	Final Compliance Event Level	Final Property Event Level	Credit Exceptions	Compliance Exceptions	Property Exceptions	Compensating Factors	Immaterial/Waived	Lender Commentary	Cleared Exceptions	Exceptions
304725144	(redacted)	Funded	2	2	1	1	Verified credit history - Middle Credit Score (redacted) > (redacted) Min Required.;	CRED 0089 Missing Required Fraud Tool - Missing investor acknowledgement for missing background check for borrowing entity. Search provided rendered no results. Entity was incorporated in (redacted). - 06/20/2025 Please see response from loan (redacted) with the same condition that was satisfied. "EV2/B - Investor Acknowledged Exception, (redacted) site shows the business exists and there is no reason to believe it is not in good standing."	CRED 0103 Missing Evidence of Verified Property Tax and / or Homeowners Insurance Information - Missing corrected insurance reflecting the subject loan number. Loan number is inaccurate, actual loan number, (redacted). - 06/16/2025 Recd revised EOI reflecting the subject loan number (redacted).

APP 0002 Final 1003 Application is Incomplete - Missing Loan Application, which includes property / rental / financial information, declarations, and the loan originator information. The (redacted) application consists of (redacted) parts: Business Purpose Borrower Application, Loan Application, and Guarantor Application. Loan file includes Business Purpose Borrower Application and Guarantor Application.  - 06/16/2025 Recd Loan Application.

304725145	(redacted)	Funded	2	2	1	1	Verified credit history - Middle Credit Score (redacted) > (redacted) Min Required.;	CRED 0089 Missing Required Fraud Tool - Missing investor acknowledgement for missing background check for borrowing entity. Search provided rendered no results. Entity was incorporated in (redacted). - 06/20/2025 EV2/B - Investor Acknowledged Exception, (redacted) site shows the business exists and there is no reason to believe it is not in good standing.	COLL 0002 APN Number and/or Legal Descriptions do not match security instrument - APN on the Mortgage is inaccurate. Actual APN per appraisal / title commitment / tax cert, (redacted). - 06/17/2025 Recd scrivener's affidavit.

CRED 0103 Missing Evidence of Verified Property Tax and / or Homeowners Insurance Information - Missing corrected insurance reflecting the subject loan number. EOI loan number is inaccurate, actual loan number, (redacted). - 06/17/2025 Recd revised EOI with correct loan number (redacted).

COMP 0047 File Documentation is Incomplete (Compliance) - Entity Certificate is not signed by the borrowing guarantor. The Entity Certificate is only signed by limited owner. - 06/20/2025 Recd Entity Certificate electronically signed by the borrowing guarantor.

304729044	(redacted)	Funded	2	2	1	1	Verified credit history - Middle Credit Score (redacted) > (redacted) Min Required.;	CRED 0089 Missing Required Fraud Tool - Missing investor acknowledgement for missing background check for borrowing entity, (redacted). Search provided rendered no results. Entity was incorporated in (redacted). - 06/23/2025 EV2/B - Investor Acknowledged Exception, (redacted) site shows the business exists and there is no reason to believe it is not in good standing.	CRED 0103 Missing Evidence of Verified Property Tax and / or Homeowners Insurance Information - Missing revised evidence of insurance reflecting the correct loan number, (redacted). EOI in file reflects loan number (redacted). - 06/25/2025 Recd revised EOI reflecting the correct loan number.

304734111	(redacted)	Funded	2	1	2	1				Verified reserves - (redacted) months reserves or (redacted) required, (redacted) months reserves or (redacted) verified. ;	FLOOD 0001 Flood Notice Was Not Provided to Applicant(s) - Missing evidence the Notice of Special Flood Hazard disclosure was provided to the borrower. Flood zone is AE. - 07/03/2025 EV2/B - Investor Acknowledged Exception.
304907192	(redacted)	Funded	2	2	1	1	Verified credit history - Middle Credit Score (redacted) > (redacted) Minimum Required.; Verified reserves - (redacted) Months Documented Reserves > (redacted) Months Required.;	TITL 0003 Title Issue affecting Lien Position - Missing final title policy or evidence that the vendors lien dated (redacted) in the amount of (redacted) has been satisfied. Loan proceeds were not used to payoff any liens. - EV2/B Finding is downgraded with the attached release of lien filed post-consummation.

CRED 0094 Missing and/or Deficient Name Affidavit - Missing name affidavit, (redacted). Name spelling varies between Drivers License, Entity Docs, Title, and Security Instrument. Signature/Name affidavit in file does not reflect the alternate name. Closing condition (redacted), Closing - AKA Statement - Closer to prepare final AKA statement for the following AKA'S: (redacted). - EV2/B - Received post-consummation dated Signature/Name Affidavit.	CRED 0103 Missing Evidence of Verified Property Tax and / or Homeowners Insurance Information - Property insurance is in the name of the guarantor, not in the name of (redacted). -- Per guidelines, Policies must be in the name of the (redacted). - 12/16/2025 Finding is cleared with the attached EOI, name of insured updated to (redacted).

CRED 0104 Missing Letter of Explanation - Missing borrower signed statement confirming that the borrowing entity was established to manage real estate. Operating Agreement does not explicitly state the purpose. Closing condition (redacted), Funding - Prior to Funding Condition - Signed statement from the borrower that the purpose of (redacted) is to buy and rent real estate.--Per guidelines, (redacted) must have been created to manage rental properties only. - 12/16/2025 Finding is cleared with the attached borrower signed statement confirming that the borrowing entity was established to buy and rent real estate.

CRED 0143 Entity Documentation is Insufficient - Missing Corporate Resolution, (redacted), and Correction Agreement. -- Per Guidelines, (redacted) as Mortgagor with Personal Guarantor: Corporate Resolution from the board to authorize the taking out of debt in the (redacted)s name; All (redacted) authorized signers (non-guarantors) must sign the following documents: Correction agreement. - 02/20/2026 Review confirmed both owners executed the Note, thus satisfactorily documenting the authorization of the loan in the name of the business.

DSCR 0001 DSCR Calculation Discrepancy - Review DSCR (redacted) < (redacted) using market rent of (redacted) which is less than the monthly rent from the newly executed leases of (redacted) dated (redacted). Lender qualified the borrower using the monthly rent from the leases. Evidence of deposit and first months rent was not provided in file. Additionally, lender did not include the monthly HOA fee of (redacted). --Per guidelines, Qualifying Rental Income for Subject Property: Gross Income - Defined as the lower of estimated market rent from appraisal Form (redacted) ((redacted) units) or monthly rent from existing property leases if available. If the lease rent amount is higher, it may be utilized with two (redacted) months’ proof of receipt - 12/16/2025 Finding is cleared with the attached updated DSCR calc using the lesser market rent and including the HOA fee. Review DSCR (redacted) > (redacted) Minimum Required. Vacancy factor applied in error at time of initial review resulting in the DSCR < (redacted).

APPR 0002 Appraisal is Incomplete - Appraiser's analysis of the actual current rent of (redacted) does not match to the recently executed lease agreements (redacted) dated (redacted). Prior lease agreements were not provided for review. The discrepancy should be addressed. - 12/29/2025 Finding is cleared with the attached revised appraisal report.

305027277	(redacted)	Funded	1	1	1	1	TRID 0134 Missing E-Sign Disclosure - E-Sign Consent and Tracking Documentation is not in file. Some documents are electronically executed. - 01/06/2026 Finding is cleared with the attached disclosure tracking that provides the borrowers eConsent date.

CRED 0097 Missing Verification of Liability (Contingent or Otherwise) - Missing copies of deposit and first months rent for co-borrowers primary residence, (redacted). Only the lease agreement was provided. -- Per (redacted), The amount of the rental housing expense must be verified and documented. Acceptable documentation includes a copy of a current executed lease agreement and two months cancelled checks.  - 01/19/2026 Attached documentation confirms co-borrowers first months rent and security deposit being remitted post-consummation. The lease agreement in file confirmed terms of the lease, which was included in qualifying.

CRED 0004 Back-end Ratio exception (DTI) - Missing investor acknowledgment. DTI is (redacted) excluding the non-occupying borrowers' income. Guidelines defer to (redacted). -- Per (redacted) selling guide (redacted), Down Payment and Qualifying Ratio Requirements for Manually Underwritten Loans: Using only the income of the occupying borrower(s) to calculate the DTI ratio, the maximum allowable DTI ratio is (redacted). Note: This policy applies even if the combined qualifying ratios for the borrower and the guarantor, co-signer, or non-occupant borrower are well below (redacted) standard qualifying ratio benchmark. Minimum credit score and reserve requirements based on the LTV ratio and combined qualifying ratios of all borrowers must be met per the Eligibility Matrix. - 01/07/2026 Agree, guidelines underwrite to AUS with overlays. Review confirmed co-borrower was submitted to (redacted) as a non-occupant borrower.

CRED 0093 Credit Documentation is Insufficient - Missing credit supplement evidencing < (redacted) months payments remaining, (redacted). The (redacted) payment was excluded, but there was (redacted) payments remaining based on the outstanding balance of (redacted) ((redacted) months). -- Per (redacted), For each liability that belongs to the borrower, provide documentation that supports the omission. -- Per (redacted), All installment debt that is not secured by a financial asset—including student loans, automobile loans, personal loans, and timeshares—must be considered part of the borrower’s recurring monthly debt obligations if there are more than ten monthly payments remaining. -- DTI increased (redacted) with the payment considered (Max (redacted)). DTI increase > (redacted) requires (redacted) resubmission if the credit supplement does not reflect < (redacted) months remaining. --- Per (redacted), (redacted) loans trigger for resubmission — the result of these changes causes the DTI ratio recalculated by the lender to now exceed (redacted), or increase by (redacted) percentage points or more (if the recalculated DTI ratio is (redacted) or less). - 01/07/2026 Finding is cleared with the attached credit supplement confirming < (redacted) months remaining.

305024514	(redacted)	Funded	2	2	1	1	Verified credit history - Middle Credit Score (redacted) > (redacted) Minimum Required in (redacted).; Verified housing payment history - Credit report reflects (redacted) open mortgages satisfactorily rated (redacted) months. VOR confirms (redacted) months satisfactory rental rating on primary residence.;	GIDE 0001 Guideline Exception(s) - Investor acknowledged exception in file to utilize the market value of (redacted) for LTV. Property was recently acquired for (redacted) in a bulk portfolio transaction on (redacted). Appraiser noted (redacted) in improvements since acquisition. - 01/12/2026 EV2/B Investor Acknowledged Exception	DMND 0003 Missing Payoff/Demand Statement - Missing payoff statement, (redacted). Borrower was liable for a prepayment penalty per Note, which does not appear to have been paid at closing . - 02/23/2026 see email - 02/23/2026 Attached email confirms prepayment penalty was waived as courtesy to the client. Attached email (redacted), (redacted), matches to the payoff in file.

CRED 0143 Entity Documentation is Insufficient - Entity Certificate is missing executed pg (redacted) of (redacted). - 02/21/2026 see attached  - 02/23/2026 Finding is cleared with the attached complete copy of the executed entity certificate.

CRED 0016 Insufficient Verified Funds to Close - Missing evidence of liquidation from (redacted) whole life insurance policy with terms of repayment. The (redacted) balance as of (redacted) in the amount of (redacted) was not sufficient to cover cash to close (redacted) -- Per guidelines (redacted), To document receipt of funds from the insurance company, a copy of the check from the insurer or copy of the payout statement issued by the insurer must be obtained. The client must assess any repayment obligations to determine any impact on borrower qualification or reserves. If penalties for failure to repay the loan are limited to the surrender of the policy, payments on a loan secured by the cash value of a borrower’s life insurance policy do not have to be considered in the total debt-to-income ratio. If additional obligations are indicated, the amount must be factored into the total debt-to-income ratio or subtracted from the borrower’s reserves - 03/03/2026 see attached
03/12/2026 The funds came from the business account above. The borrower owns (redacted). The account was funded from a joint account above as well. The (redacted) months statements (redacted) and (redacted) funded the new acct
03/13/2026 see attached
03/17/2026 The loan opened (redacted) and was to pay off a loan on a different property (redacted). and was opened the month we closed the loan
03/20/2026 (redacted) payment was made - balloon note -see documents attached.
03/20/2026 see attached  - 03/23/2026 Finding is cleared with the attached email form title agent confirming wire deposit of (redacted) on (redacted) are proceeds related to another property, (redacted), not subject property.

305031326	(redacted)	Funded	2	2	1	1	INS 0001 Missing Sufficient Evidence of Insurance - Missing insurers replacement cost estimate. EOI reflects ACV coverage (redacted). Coverage sufficient to cover the Note amount is acceptable provided it is at least (redacted) of the replacement cost. - 04/01/2026 EV2/B - Investor accepts the coverage that is sufficient to cover the Note amount.

03/10/2026 Hello, the condition for an RCE is not required. Please see the breakdown below:

Loan amount/Note (redacted)

Dwelling (redacted)

Appraisal (redacted) x (redacted) = (redacted) – so it equals the Dwelling/Building as listed on the HOI

Thank you,(redacted)

03/30/2026 see attached

04/01/2026 EV2/B - Investor accepts the coverage that is sufficient to cover the Note amount.	CRED 0143 Entity Documentation is Insufficient - Loan file is missing the following documents:

Business Purpose of Loan Certification, copy in file is not signed (redacted);

Articles of Organization, (redacted);

Operating Agreement, copy in file is not signed by the co-owner (redacted);

An LOE or addendum to the operating agreement confirming the original purpose of the vesting entity; - 03/25/2026 Please see the Cert of Good Standing, Operating Agreement and LOE

03/25/2026 Please see the attached Certificate of Organization, Cert of Good Standing, Operating Agreement and LOE.

04/07/2026 see attached  - 04/08/2026 Finding is cleared with the attached (redacted) search confirming as active business status dated within (redacted) days of closing.

APRV 0010 Underwriting Loan Approval is Deficient - Missing investor acknowledgment for same appraiser being used on four concurrent transactions (redacted) with the same comparables being used for (redacted) and (redacted). - 03/10/2026 Hello, please advise on where in our guidelines it states that the investor approval is required?  It is not required. Thank you, (redacted)

03/17/2026 Recd response from investor, While there was some overlap on the comps, it does appear each property got an individual assessment. As such, we are okay with the same appraiser on these based on our research of the valuations. - 03/17/2026 Recd response from investor, While there was some overlap on the comps, it does appear each property got an individual assessment. As such, we are okay with the same appraiser on these based on our research of the valuations.

HAZ 0006 Missing Evidence the Hazard Insurance Carrier Rating was Obtained - Missing hazard insurance carrier rating as required per guidelines. - 04/01/2026 Please see the attached email from the Insurance Company confirming that the insurance carrier on all four properties is an A+.  - 04/02/2026 Insurance agent confirms carrier has an A+ rating.

305031325	(redacted)	Funded	2	2	1	1	INS 0001 Missing Sufficient Evidence of Insurance - Missing insurers replacement cost estimate. EOI does not show replacement cost coverage as being included (redacted). Coverage sufficient to cover the Note amount is acceptable provided it is at least (redacted) of the replacement cost. - 04/02/2026 EV2/B - Investor accepts coverage sufficient to cover the note amount.

03/25/2026 Please see the Cert of Good Standing, Operating Agreement and LOE

03/30/2026 see attached

04/02/2026 EV2/B - Investor accepts coverage sufficient to cover the note amount.	HAZ 0006 Missing Evidence the Hazard Insurance Carrier Rating was Obtained - Missing hazard insurance carrier rating as required per guidelines (redacted). - 04/01/2026 Please see the attached from (redacted) for all four properties. I put this under appraisal, because I did not see an accurate remedy on the drop down. - 04/02/2026 Recd (redacted) Rating, A+

CRED 0143 Entity Documentation is Insufficient - Loan file is missing the following documents:

Certificate of Good Standing, (redacted);

An LOE or addendum to the operating agreement confirming the original purpose of the vesting entity (redacted);

 - 03/12/2026 Please see the attached Business Summary for the (redacted), but no longer in business

03/23/2026 Please see the Certificate of Good Standing and the Signed Corporate Resolution for (redacted)

04/07/2026 see attached

04/08/2026 Please see the attached Certificate of Organization - 04/08/2026 Finding is cleared with the Certificate of Organization that confirms the business is for the investment and management of residential and commercial real estate.

APRV 0010 Underwriting Loan Approval is Deficient - Missing investor acknowledgment for same (redacted) being used on four concurrent transactions (redacted) with the same comparables being used for (redacted) and (redacted). - 03/17/2026 While there was some overlap on the comps, it does appear each property got an individual assessment. As such, we are okay with the same (redacted) on these based on our research of the valuations.

305031328	(redacted)	Funded	2	2	1	1	INS 0001 Missing Sufficient Evidence of Insurance - Missing insurers replacement cost estimate. EOI doesn't show that the policy includes replacement cost coverage. Coverage sufficient to cover the Note amount is acceptable provided it is at least (redacted) of the replacement cost. - 04/02/2026 Please see the email confirmation that RCE cannot be provided on all four properties.

03/30/2026 see attached

04/02/2026 Please see the email confirmation that RCE cannot be provided on all four properties.	APRV 0010 Underwriting Loan Approval is Deficient - Missing investor acknowledgment for same appraiser being used on four concurrent transactions (redacted) with the same comparables being used for (redacted) and (redacted). - 03/17/2026 While there was some overlap on the comps, it does appear each property got an individual assessment. As such, we are okay with the same appraiser on these based on our research of the valuations. - 03/17/2026 While there was some overlap on the comps, it does appear each property got an individual assessment. As such, we are okay with the same appraiser on these based on our research of the valuations.

HAZ 0006 Missing Evidence the Hazard Insurance Carrier Rating was Obtained - Missing hazard insurance carrier rating as required per guidelines. - 03/30/2026 See the attached email on the A+ carrier rating on all four properties.  There is no document, so we are providing an email confirmation. Please scroll down on the email.

04/02/2026 Please see the attached (redacted) document, which applies to all four properties - 04/02/2026 Insurance agency confirms carrier has an A+ rating. TPR pulled (redacted) rating for (redacted) confirming (redacted) rating.

CRED 0143 Entity Documentation is Insufficient - Loan file is missing the following documents:

Certificate of Good Standing, (redacted);

An LOE or addendum to the operating agreement confirming the original purpose of the vesting entity;

 - 03/25/2026 Please see the attached Cert of Good Standing, Operating Agreement and the LOE

04/07/2026 see attached  - 04/08/2026 Finding is cleared with the attached pre-consummation dated (redacted) search confirming an active business status.

305031327	(redacted)	Funded	2	2	1	1	INS 0001 Missing Sufficient Evidence of Insurance - Missing insurers replacement cost estimate. EOI reflects ACV coverage (redacted). Coverage sufficient to cover the Note amount is acceptable provided it is at least (redacted) of the replacement cost. - 04/02/2026 EV2/B - Investor accepts coverage sufficient to cover the note amount.

04/02/2026 EV2/B - Investor accepts coverage sufficient to cover the note amount.	CRED 0143 Entity Documentation is Insufficient - Loan file is missing the following documents:

Certificate of Good Standing, (redacted).

An LOE or addendum to the operating agreement confirming the original purpose of the vesting entity;

 - 03/17/2026 Please see the uploaded Certificate of Good Standing and the Operating Agreement

03/18/2026 Please see the attached Certificate of Good Standing and the Operating Agreement

03/25/2026 Please see the attached Cert of Good Standing, Operating Agreement and the LOE

04/07/2026 see attached  - 04/08/2026 Finding is cleared with the attached pre-consummation dated (redacted) search confirming an active business status.

HAZ 0006 Missing Evidence the Hazard Insurance Carrier Rating was Obtained - Missing hazard insurance carrier rating as required per guidelines . - 03/30/2026 see attached

04/02/2026 Recd (redacted) Rating, A+. - 04/02/2026 Recd (redacted) Rating, A+.

APRV 0010 Underwriting Loan Approval is Deficient - Missing investor acknowledgment for same appraiser being used on four concurrent transactions (redacted) with the same comparables being used for (redacted) and (redacted). - 03/17/2026 Please see the attached exception form - 03/17/2026 While there was some overlap on the comps, it does appear each property got an individual assessment. As such, we are okay with the same appraiser on these based on our research of the valuations.

305071750	(redacted)	Funded	1	1	1	1
305065553	(redacted)	Funded	1	1	1	1	TRID 0208 Missing CD(s). - Community Property State, Missing Final CD executed by non-borrowing vested owner. (redacted) - 03/31/2026 final signed CD

04/01/2026 TPR set in error, in transactions that are not rescindable, the CD may be provided to any consumer with primary liability on the obligation. - 04/01/2026 TPR set in error, in transactions that are not rescindable, the CD may be provided to any consumer with primary liability on the obligation.

TRID 0135 No proof borrower(s) can receive documents via the electronic method as intended - Missing borrower accepted eDisclosure or documented eConsent date. - 04/02/2026 eConsent  - 04/02/2026 Finding is cleared with the attached eConsent.

305073543	(redacted)	Funded	1	1	1	1